Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

12 — SUBSEQUENT EVENTS

On February 1, 2020, Crown CRO informed the Company that the first site initiation visit ("SIV") of a study site had been completed and, under the terms of the MSA and Work Order, invoiced the second milestone payment of €269,938, recognized as a prepaid expense asset of $299,496 at the exchange rates prevailing on the date of invoice.

On February 3, 2020 the Company entered into an agreement with Lyon Capital, LLC for participation in an investor conference and other investor relations services. In compensation for these services, the Company issued Lyons Capital, LLC 30,000 shares of common stock with a market value of $1.76 per share for a total cost of $52,800, recognized as equity compensation expense.

On March 1, 2020, the Company entered into a sublease with Purnovate, LLC, a private company in which our CEO has a 35% financial interest for the lease of three offices at 1180 Seminole Trail, Suite 495, Charlottesville, VA 22901. The lease has a term of two years, and the monthly rent is $1,400.

On March 3, 2020, the Compensation Committee of Board of Directors of the Company awarded the Company's executive officers, William B. Stilley, Chief Executive Officer, and Joseph Truluck, Chief Financial Officer, performance bonuses for 2019, partially paid in common stock of the Company to preserve cash, of $42,000 and $21,000 in cash, respectively, and 54,167 and 27,084 shares of the Company's common stock, respectively, which shares are subject to a six-month contractual restriction on sale. In addition, the Committee granted to each of Mr. Stilley and Mr. Truluck an option to purchase 460,000 and 200,000 shares the Company's common stock, respectively. Additional options awards to purchase 440,000 shares of the Company's common stock were issued to our Directors and employees. The shares of common stock underlying the option awards each vest pro rata on a monthly basis over a thirty-six month period. The options are exercisable for a period of ten years from the date of grant and have an exercise price of $1.44 per share. In addition, the Committee approved an amendment, to the Company's employment agreement with Mr. Truluck to increase his annual base salary to $170,000.

As the situation with Covid-19 continues to evolve, the Company's Phase 3 clinical trial could be materially and adversely affected by the risks, or the public perception of the risks, related to this pandemic. This pandemic or outbreak could result in the complete or partial closure of one or more of the Company's clinical trial site locations, the CRO, and/or impact the trial monitors and other critical vendors and consultants supporting the trial. In addition, outbreaks or the perception of an outbreak near clinical trial site locations would likely impact the Company's ability to recruit patients. These situations, or others associated with Covid-19, could cause delays in the Company's current Phase 3 clinical trial and completion within the disclosed time periods and expected costs, all of which could have a material adverse effect on our business and its financial condition.